This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05310-LA-2101491 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: Purchase Agreement No. WJE-PA-05310 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Models 737-8-200 and 737-7 aircraft (individually and collectively, Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. 1. […***…]: 1.1 […***…]following formula: […***…] Where: […***…]. 1.2 […***…]. 1.3 […***…]. 1.4 […***…]. 1.5 […***…]. 1.6 […***…]. 1.7 […***…].

WJE-PA-05310-LA-2101491 Page 2 BOEING PROPRIETARY 1.8 […***…]. 1.9 […***…]. 2. […***…]. […***…]: Program Term Targets […***…] […***…] […***…] […***…] […***…] […***…] These […***…] are based on an […***…]. 3. […***…]. 3.1 […***…] if Customer (i) […***…] status reports and other substantiation data […***…], Boeing will: 3.1.1 investigate the circumstances […***…]; 3.1.2 provide […***…] assistance to Customer […***…]; 3.1.3 […***…] accessory, equipment or part (other than engines and engine parts) which are determined […***…]; 3.1.4 […***…] such system, accessory, equipment or part; 3.1.5 […***…] at Customer's request, […***…] Boeing Warranty (Part 2 of Exhibit C, Product Assurance Document, of the AGTA, including without limitation Article 11 therein); and 3.1.6 […***…] if requested by Customer, […***…] obtain […***…] such design. 3.2 With respect to […***…] if Customer […***…] for each such […***…] period, Boeing will […***…], subject to the following conditions: 3.2.1 […***…]; 3.2.2 the […***…] Boeing […***…] and may not […***…]; 3.2.3 during the […***…], Customer will have […***…] and 3.2.4 Customer will have […***…] in order […***…] such condition. 4. […***…]. 4.1 […***…]caused by any of the following events:

WJE-PA-05310-LA-2101491 Page 3 BOEING PROPRIETARY (i) […***…]; (ii) […***…]; (iii) […***…]; (iv) […***…]; (v) […***…]; (vi) […***…]; (vii) […***…]; (viii) […***…]; (ix) […***…]; (x) […***…]; or (xi) […***…]. 4.2 If […***…] is used […***…]for one of Customer’s […***…]: (i) […***…]. (ii) […***…]. 4.3 […***…]. 5. […***…]. 5.1 Customer will provide status reports […***…]. 5.2 The Customer’s status reports […***…] above, […***…]. 5.3 Customer […***…] Boeing […***…]Customer or (ii) […***…]Customer […***…] Boeing […***…]. In addition, Customer […***…] Boeing such data as may reasonably be required to: (i) […***…], (ii) […***…], and (iii) […***…]. 5.4 […***…] above, will […***…] that the […***…] under this Program […***…].

WJE-PA-05310-LA-2101491 Page 4 BOEING PROPRIETARY 5.5 […***…]: Director - Warranty & Product Assurance Contracts Boeing Commercial Airplanes P.0. Box 3707, Mail Code 2L-46 Seattle, Washington 98124-2207 Fax 425-237-1706 Email: BCAG.CorresMgnt@Boeing.com 6. […***…]. 6.1 […***…]. 6.2 […***…]. 6.3 […***…]. 6.4 […***…]. 6.5 THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Exhibit C of the AGTA apply to this Program. 7. […***…]. Boeing and Customer agree it […***…] (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, […***…]. Boeing may […***…] Customer […***…]pursuant to such […***…]. 8. Exclusive Remedy. The remedies provided in Article 3 of this Letter Agreement are Customer’s exclusive remedies with respect […***…]and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise with respect to the Program Customer hereby waives and renounces all other claims and remedies arising at law or otherwise […***…]. 9. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non- disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the

WJE-PA-05310-LA-2101491 Page 5 BOEING PROPRIETARY prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms). If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below. Very truly yours, THE BOEING COMPANY By Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC By Its